Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [****].

FIRST AMENDMENT TO
CONTRACT FOR SALE AND PURCHASE

This FIRST AMENDMENT TO CONTRACT FOR SALE AND PURCHASE (“First Amendment”) is entered into effective as of July 30, 2021 (“Effective Date”), between CRISP39 - 3 LLC, a Florida limited liability company, CRISP39 - 4 LLC, a Florida limited liability company, CRISP39 - 6 LLC, a Florida limited liability company, CRISP39 - 7 LLC, a Florida limited liability company, CRISP39 - 8 LLC, a Florida limited liability company (jointly and severally, collectively, “Seller”), TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company (“Buyer”), and LHC14 OLD DELAND LLC, a Delaware limited liability company (“LHC14”).

A.Pursuant to that certain Contract for Sale and Purchase, dated effective as of June 23, 2021, between Buyer and Seller (“Purchase Agreement”), Buyer agreed to purchase and Seller agreed to sell the Portfolio (as defined in the Purchase Agreement); and

B.Seller and Buyer now desire to amend the Purchase Agreement to include as if originally therein set forth, the terms and conditions set forth in this First Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree as follows:

1.Capitalized Terms. Capitalized terms used but not defined in this First Amendment shall have their respective meanings as set forth in the Purchase Agreement.
2.Purchase Contract.  Seller and Buyer hereby add the following Section 27 to the Purchase Agreement:

27.Purchase Contract.  Seller and Buyer acknowledge and agree that LHC14 Old DeLand LLC, a Delaware limited liability company and affiliate of Seller (“LHC14”), in consultation with Buyer, entered into that certain Vacant Land Contract, dated July 30, 2021, with [****], a true, correct and complete copy of which is set forth on Exhibit G attached hereto (the “Purchase Contract”). Buyer and Seller acknowledge and agree that, subject to Buyer’s approval of any amendments to the Purchase Contract, the Purchase Contract shall be assigned to Buyer effective as of the consummation of Closing, whereby Buyer shall assume all obligations, liabilities, requirements, and benefits of LHC14 under the Purchase Contract, including any deposits made by LHC14 pursuant to the Purchase Contract; provided, however,

Buyer shall refund to LHC14 the amount of any deposits made by LHC14 pursuant to the Purchase Contract at Closing. Buyer hereby agrees to indemnify Seller and LHC14 for any claims against Seller or LCH14 due to any act of Buyer or Buyer’s employees, agents or contractors while performing any inspections or similar investigations in connection with the Purchase Contract.

3.Agreement by LHC14.  In connection with Section 2 of this First Amendment, LHC14 hereby covenants and agrees to assign the Purchase Contract to Buyer in accordance with Section 27 of the Purchase Agreement.
4.Incorporation by Reference. This First Amendment is deemed part of the Purchase Agreement, including and subject to all of its provisions incorporated by reference as if herein set forth.
5. Counterparts.  This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.Miscellaneous. This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as modified herein, all terms and conditions of the Purchase Agreement are hereby ratified and confirmed by Buyer and Seller and are in full force and effect. In the event of any conflict between the terms and conditions of the Purchase Agreement and this First Amendment, this First Amendment shall govern.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed to be effective as of the Effective Date.

“SELLER”

CRISP39 - 3 LLC, a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ Steven R. Greathouse
Name:	Steven R. Greathouse
Title:	Chief Investment Officer

Date: August 10, 2021

CRISP39 - 4 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ Steven R. Greathouse
Name:	Steven R. Greathouse
Title:	Chief Investment Officer

Date: August 10, 2021

CRISP39 - 6 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ Steven R. Greathouse
Name:	Steven R. Greathouse
Title:	Chief Investment Officer

Date: August 10, 2021

CRISP39 - 7 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ Steven R. Greathouse
Name:	Steven R. Greathouse
Title:	Chief Investment Officer

Date: August 10, 2021

CRISP39 - 8 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ Steven R. Greathouse
Name:	Steven R. Greathouse
Title:	Chief Investment Officer

Date: August 10, 2021

“BUYER”
TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company [****] Date: August 17, 2021

“LHC14”
LHC14 OLD DELAND LLC, a Delaware limited liability company By: /s/ Steven R. Greathouse Name: Steven R. Greathouse Title: Chief Investment Officer Date: August 10, 2021

Exhibit G to Contract for Sale and Purchase

[Exhibit G to Contract for Purchase Sale and Purchase]